(ICON)

Prudential
Growth
Opportunity
Fund, Inc.

ANNUAL
REPORT
Sept. 30, 1995

(LOGO)

Prudential Growth Opportunity Fund, Inc.
Performance At A Glance.
In the past 12 months, small company stocks have produced solid gains, buoyed largely by powerful performance in the technology sector, a major component of the small company stock universe. The prospects for moderate growth and low inflation in the U.S. economy, as well as optimism about the efficiency moves of the early 1990s, have led investors to one conclusion in the past year: buy U.S. stocks. In that time, the Prudential Growth Opportunity Fund gained more than 22%, although it trailed the Russell
2000 Index, a small company stock benchmark.

Cumulative Total Returns1                               As of 9/30/95
                                  One     Five      Ten      Since
                                  Year    Years    Years    Inception2
Class A                           23.3%   161.5%    N/A        127.2%
Class B                           22.4    151.2     273.4%     448.2
Class C                           22.4     N/A      N/A         26.3
Lipper Small Co. Growth Avg3      28.9    182.0     322.8      146.9

Average Annual Total Returns1                            As of 9/30/95
                                  One     Five      Ten      Since
                                  Year    Years    Years    Inception2
Class A                           17.1%    20.0%    N/A         14.5%
Class B                           17.4     20.1     14.1%       12.1
Class C                           21.4     N/A      N/A         22.3

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor s shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges.
The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 5% for Class A shares and a contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares will automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase.

2Inception dates: 1/22/90 Class A; 11/13/80 Class B; 8/1/94 Class C.

3Lipper average returns are for 288 funds for one year, 79 funds for five years, 36 funds for 10 years and 73 funds since inception of the Class B shares on 11/13/80.

How Investments Compared.
(As of 9/30/95)
(GRAPH)

Source: Lipper Analytical Services.
Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns to show that some of 1995's returns (so far) are higher than normal. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors receive higher historical total returns from stocks than from most other investments.

Small Company Funds offer greater potential for long term growth but may be more volatile than larger capitalization stocks. They are designed for sophisticated investors who can tolerate additional risk in exchange for higher potential rewards or losses.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes a good deal) and their returns are historically lower than those of stock funds.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but the returns are generally among the lowest of the major investment categories.

Roger Ford, Fund Manager       (PICTURE)

Portfolio
Manager's Report
The Prudential Growth Opportunity Fund looks for capital growth by investing in stocks of small and mid-sized companies (generally less than $1 billion in market capitalization), primarily in the U.S. We employ a strict value investment style, looking for small company stocks selling at attractive valuations with prospects of improving return on equity and increasing earnings.

New Manager.
Roger Ford became portfolio manager of the Prudential Growth Opportunity Fund in June 1995. Roger has been managing assets at Prudential since 1972, including more than $2 billion in several institutional portfolios. Roger continues the Fund's disciplined value investment style in selecting small company stocks by focusing on those selling at or near their historical lows in absolute valuation.

Strategy Session.
During the past year, we concentrated on industrial and technology stocks that we believed could be the primary beneficiaries of economic expansion in the U.S. and--to a lesser extent--around the world. As of September 30, 1995, these two sectors comprised almost 60% of the portfolio's total net assets.

- Technology. While we are paring some technology holdings, in the wake of the substantial rise in prices that has occurred this year, we still think some technology stocks will advance much further in years to come. We're looking for those companies that will help U.S. companies use technology to cut their costs and increase efficiency. In addition, we expect computers will continue to proliferate in the personal and professional lives of most people around the world.

- Industry. Once again, we're looking for industrial companies that will thrive if the economy continues to expand -- not so much basic materials producers, but manufacturing companies that are raising revenues and growing earnings by working smarter and cutting costs.

By the end of the reporting period, however, we had begun to cash in some of these holdings to diversify across a broader array of sectors that look inexpensive (like insurance and retailers).

Portfolio Breakdown.
Prudential Growth Opportunity Fund
as of 9/30/95
(CHART)

What Went Well.
Industry Pays Off.
Our emphasis on the machinery, steel, conglomerates and aerospace industries -- at more than one-third of net assets as of September 30, 1995 -- was a good move. For the past year, these stocks followed technology's lead in the strong stock market. Precision Castparts, a manufacturer of castings for aircraft engines, and chemical firm
Cabot Corp., turned in excellent performances during the period. And we took advantage of price appreciation in Trinity Industries, a maker of railroad cars, to reduce our position. In the past year or two, the rail car construction industry has seen revival after many years of decline caused by inventory oversupply. However, on a short-term basis, we think this stock has appreciated about as much as it's going to, so we sold some of our holdings to lock in gains.

The Technology Wave.
Investing approximately one fifth of the portfolio in technology stocks proved to be a winning strategy during the year, as they fueled one of the strongest stock market surges in history. Technology stocks, as commonly measured by the NASDAQ Composite, gained an impressive 36% during the 12 months ended September 30, 1995. We held a larger position in technology stocks than the Russell 2000, a small company stock benchmark. Some of our largest holdings in this sector include microcomputer firm Telxon, software retailer Neostar, and electronic components maker Methode Electronics.
While the technology boom helped us, dramatically rising stock prices have made us cautious. We have begun to trim some of our technology holdings and invest the cash elsewhere.

And Not So Well.
Finishing Out of the Money. One market sector performed quite well without us: Our strong value investment style led us to pass up many opportunities in financial stocks, which showed strong gains in the wake of stabilizing
U.S. interest rates and banking industry consolidation. Many banking stocks, thought of as potential takeover candidates, carried prices and valuations significantly above the levels we like. Some insurance stocks are attractively priced, however, and we have begun to look for opportunities there.

Five Largest Holdings.*
4.6%  Precision Castparts Corp.
      Aerospace/Defense
2.9%  Cabot Corp.
      Specialty Chemicals
2.7%  Marshall Industries
      Electronics
2.2%  Methode Electronics
      Electronics
2.1%  Expeditors International
      of Washington
      Transportation
* Expressed as a percentage of total net assets as of 9/30/95.

Looking Ahead.
Our outlook for small company stocks remains positive although it is important to remember that we have just enjoyed one of the best years in U.S. stock market history. The performance you've seen in the last year is not likely to be repeated anytime soon. Still, in times of economic uncertainly like we've seen recently, large company stocks usually do better than small company stocks--if concerns about an economic slowdown subside, we expect small company stocks may produce gains in the coming months. Also, a strengthening U.S. dollar won't hurt small company stocks the way it might with large company stocks. Small caps derive most of their revenue domestically and aren't as susceptible to a fall in U.S. exports.

President's Letter                                        November 20, 1995
(PICTURE)

Dear Shareholder:
We hope you like the fresh look and information we've given your shareholder letter. We've also introduced another feature, called
Getting the Most Out of Your Prudential Mutual Fund, which will appear from time to time at the back of your report. Look for topics like "Understanding Risk & Reward" as well as easy-to-understand explanations of financial terms. Why are we providing such information? Because at Prudential Mutual Funds, we believe an informed investor makes smart investment decisions.

New Investments for '96
One investment opportunity that investors should watch for in 1996 concerns retirement savings. Congress and President Clinton have both put forth plans to reform the way contributions are made to Individual Retirement Accounts including raising the contribution ceiling and allowing married couples to make contributions individually rather than jointly. Our favorite has been the American Dream Savings Account, a new form of IRA that allows investors access to their funds after five years (without penalty) in order to pay certain expenses. We believe this plan offers a common-sense approach to long-term savings.

As I write this letter, the debate over the federal budget is in full swing and the outcome for any of these plans is uncertain. What is clear is that investors should keep alert to developments and have the financial flexibility to respond accordingly.

In Closing
One final note: if you're a Class B shareholder of Prudential Mutual Funds, you'll begin noticing a change on your statements once you've held your shares for seven years. At that time, they will automatically begin to convert to Class A shares on a quarterly basis. Since Class A shares carry lower annual distribution charges than Class B shares, your total returns will be higher after the conversion than they would have been without it. Conversions started earlier this year and beginning in December they will take place during each calendar quarter -- December, March, June and September. It's our way of thanking you for your loyalty -- and rewarding you for maintaining a long-term investment program by helping you earn more total investment return on your Prudential Mutual Fund. I hope you'll find this information useful as you work with your financial advisor or registered representative to develop your personal investment plan.

Thank you for choosing Prudential Mutual Funds for your mutual fund investment.

Sincerely,

Richard A. Redeker
President

PRUDENTIAL GROWTH OPPORTUNITY FUND, INC.
Portfolio of Investments as of September 30, 1995

--------------------------------------------------------------------------------

Shares       Description                    Value (Note 1)
    ------------------------------------------------------------
LONG-TERM INVESTMENTS--89.7%
COMMON STOCKS--89.7%
    ------------------------------------------------------------
Aerospace/Defense--4.6%
 758,000     Precision Castparts Corp.             $ 27,667,000
------------------------------------------------------------
Automobiles--0.6%
 250,000(b)  Jason, Inc.(a)
                (cost $2,200,000; purchase
                date--1/21/94)                        1,968,750
  94,300     Walbro Corp.                             1,886,000
                                                   ------------
                                                      3,854,750
------------------------------------------------------------
Banking--0.6%
 190,000     Community First Bankshares, Inc.         3,657,500
------------------------------------------------------------
Cable & Pay Television Systems--0.3%
  68,000     TCA Cable TV, Inc.                       1,955,000
------------------------------------------------------------
Computer Hardware--4.3%
 529,700     Black Box Corp.(a)                       9,799,450
  30,100     Opti, Inc.(a)                              395,063
 456,400     Telxon Corp.                            10,896,550
 327,700     Western Digital Corp.(a)                 5,202,237
                                                   ------------
                                                     26,293,300
------------------------------------------------------------
Computer Software & Services--4.8%
  92,000     Analysts International Corp.             2,944,000
 281,300     Continuum Co., Inc.(a)                  10,794,887
  20,300     Software Spectrum, Inc.(a)                 499,888
 232,700     Sterling Software, Inc.(a)              10,587,850
 287,800     Westcott Communications, Inc.(a)         4,352,975
                                                   ------------
                                                     29,179,600
------------------------------------------------------------
Consumer Products--5.1%
 404,600     Big B, Inc.                              6,018,425
  95,500     Block Drug Co., Inc. Cl. A               3,700,625
  82,000     Eckerd, Jack Corp.(a)                 $  3,280,000
 297,800     Fays, Inc.                               2,456,850
 560,050     Fedders Corp. Cl. A non-voting           2,730,244
 591,900     Fedders Corp.                            3,921,337
 240,000     Libbey, Inc.                             5,730,000
 180,400     Russ Berrie & Co., Inc.                  2,751,100
                                                   ------------
                                                     30,588,581
------------------------------------------------------------
Consumer Services--1.6%
 264,900     Regis Corp.                              5,695,350
 136,700     Pittston Services Group                  3,707,987
                                                   ------------
                                                      9,403,337
------------------------------------------------------------
Containers & Packaging--0.7%
 234,000     Applied Extrusion Technologies(a)        4,299,750
------------------------------------------------------------
Drugs & Medical Supplies--1.9%
 310,300     Endosonics Corp.(a)                      4,111,475
 278,081     Healthdyne, Inc.(a)                      3,788,854
 122,300     Sofamor/Danek Group, Inc.(a)             3,393,825
                                                   ------------
                                                     11,294,154
------------------------------------------------------------
Electrical Equipment--1.5%
 221,100     Belden, Inc.                             5,803,875
 157,200     GTI Corp.(a)                             3,144,000
                                                   ------------
                                                      8,947,875
------------------------------------------------------------
Electronics--6.6%
  36,100     Burr-Brown Corp.(a)                      1,371,800
  91,400     Kemet Corp.(a)                           3,130,450
 440,000     Marshall Industries(a)                  16,610,000
 589,200     Methode Electronics, Inc. Cl. A         13,551,600
 245,000     Woodhead Industries, Inc.                3,506,562
  48,200     Zilog, Inc.(a)                           2,006,325
                                                   ------------
                                                     40,176,737

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       3 -----

PRUDENTIAL GROWTH OPPORTUNITY FUND, INC.
Portfolio of Investments as of September 30, 1995
--------------------------------------------------------------------------------

Shares       Description                    Value (Note 1)
    ------------------------------------------------------------
Environmental Services--1.4%
 216,000     BHA Group, Inc. Cl. A                 $  2,916,000
 287,300     USA Waste Services, Inc.(a)              5,602,350
                                                   ------------
                                                      8,518,350
------------------------------------------------------------
Engineering--0.5%
 150,000     Baker (Michael) Corp.(a)                   834,375
  88,000     Valmont Industries, Inc.                 2,134,000
                                                   ------------
                                                      2,968,375
------------------------------------------------------------
Financial Services--5.2%
 261,800     Finova Group, Inc.                      11,650,100
 146,700     GATX Capital Corp.                       7,591,725
 350,200     Interpool, Inc.(a)                       6,040,950
 165,000     McDonald & Co. Investments, Inc.         2,805,000
 140,000     RCSB Financial, Inc.                     3,377,500
                                                   ------------
                                                     31,465,275
------------------------------------------------------------
Food & Beverage--5.1%
 531,100     JP Foodservice, Inc.(a)                  9,427,025
 478,300     Michaels Foods, Inc.                     6,397,263
 522,500     Rykoff-Sexton, Inc.                     12,344,062
 240,900     Sanderson Farms, Inc.                    2,920,913
                                                   ------------
                                                     31,089,263
------------------------------------------------------------
Forest Products--1.7%
 130,000     Mercer International, Inc.(a)            3,250,000
 185,420     Mosinee Paper Corp.                      4,635,500
  90,700     Wausau Paper Mills Co.                   2,199,475
                                                   ------------
                                                     10,084,975
------------------------------------------------------------
Health Care Services--1.0%
 177,900     Grancare, Inc.(a)                        3,091,013
  22,200     Multicare Cos, Inc.(a)                     516,150
 523,600     Unilab Corp.(a)                          2,225,300
                                                   ------------
                                                      5,832,463
Hospital Management--1.3%
  18,400     Coastal Physician Group, Inc.(a)      $    322,000
 215,700     Physician Corp. of America(a)            3,397,275
 128,800     Universal Health Services, Inc. Cl.
                B(a)                                  4,411,400
                                                   ------------
                                                      8,130,675
------------------------------------------------------------
Industrials--6.0%
 100,000     Carlisle Companies, Inc.                 4,162,500
 232,700     Figgie International, Inc. Cl. A(a)      3,083,275
  23,700     Insituform Mid-America, Inc.               379,200
 303,300     ITI Technologies, Inc.(a)                8,227,012
 138,700     Mark IV Industries, Inc.                 3,086,075
 125,100     Pentair, Inc.                            5,629,500
 247,500     Rogers Corp.(a)                          5,940,000
 238,000     Schulman (A.), Inc.                      5,950,000
                                                   ------------
                                                     36,457,562
------------------------------------------------------------
Information Services--0.9%
 277,500     American Business Information,
                Inc.(a)                               5,619,375
------------------------------------------------------------
Insurance--2.2%
 179,500     AmVestors Financial Corp.                2,064,250
 245,700     Philadelphia Consolidated Holding
                Corp.(a)                              5,221,125
 246,300     Poe & Brown, Inc.                        6,034,350
                                                   ------------
                                                     13,319,725
------------------------------------------------------------
Leisure--1.0%
 348,800     Topps Company, Inc.                      2,267,200
 165,300     WMS Industries, Inc.(a)                  3,491,963
                                                   ------------
                                                      5,759,163
------------------------------------------------------------
Machinery & Equipment--8.0%
 186,200     Albany International Corp. Cl. A         4,352,425
 225,150     Bearings, Inc.                           7,626,956
 412,600     Brenco, Inc.                             4,641,750
 160,000     Gerber Scientific, Inc.                  2,860,000
 321,100     Measurex Corp.                          10,997,675

--------------------------------------------------------------------------------
4      See Notes to Financial Statements.

PRUDENTIAL GROWTH OPPORTUNITY FUND, INC.
Portfolio of Investments as of September 30, 1995
--------------------------------------------------------------------------------

Shares       Description                    Value (Note 1)
    ------------------------------------------------------------
Machinery & Equipment (cont'd.)
 393,400     Regal Beloit Corp.                    $  7,327,075
 271,300     Roper Industries                        10,512,875
                                                   ------------
                                                     48,318,756
------------------------------------------------------------
Oil & Gas Exploration/Production--3.0%
 139,600     Diamond Shamrock, Inc.                   3,437,650
 228,614     KN Energy, Inc.                          6,229,732
 157,100     Mitchell Energy & Development
                Corp. Cl. A                           2,827,800
 285,650     Mitchell Energy & Development
                Corp. Cl. B                           5,034,581
  51,000     Western Gas Resources, Inc.                854,250
                                                   ------------
                                                     18,384,013
------------------------------------------------------------
Oil Services--0.4%
 156,700     Dreco Energy Services Ltd.(a)            2,350,500
------------------------------------------------------------
Realty Investment Trust--0.6%
 116,300     Duke Realty Investments, Inc.            3,619,838
------------------------------------------------------------
Retail--1.8%
 394,780     Neostar Retail Group, Inc.(a)            6,760,607
 102,300     Tiffany & Co.                            4,283,813
                                                   ------------
                                                     11,044,420
------------------------------------------------------------
Specialty Chemicals--7.4%
  93,600     Agrium, Inc. (Canada)                    3,416,400
  16,300     Arcadian Corp.(a)                          332,113
 628,500     Brush Wellman, Inc.                     11,627,250
 327,100     Cabot Corp.                             17,377,187
 100,800     Potash Corp. of Saskatchewan, Inc.
                (Canada)                              6,274,800
 140,900     Vigoro Corp.                             5,953,025
                                                   ------------
                                                     44,980,775
------------------------------------------------------------
Steel--1.9%
 231,200     Huntco, Inc.                             3,496,900
 112,500     Lukens, Inc.                             3,276,563
 232,700     Quanex Corp.                             5,032,137
                                                   ------------
                                                     11,805,600
Transportation--7.6%
 280,950     Air Express International Corp.       $  7,093,987
 462,900     Expeditors International of
                Washington, Inc.                     12,498,300
 409,900     Harper Group, Inc.                       7,788,100
 204,200     Kansas City Southern Industries,
                Inc.                                  9,291,100
 295,600     Trinity Industries, Inc.                 9,163,600
                                                   ------------
                                                     45,835,087
------------------------------------------------------------
Utilities--0.1%
  38,800     AES China Generating Cl. A(a)              349,200
                                                   ------------
             Total Long-Term Investments
                (cost $420,680,613)                 543,250,974
                                                   ------------
Principal
 Amount
 (000)
SHORT-TERM INVESTMENT
------------------------------------------------------------
Repurchase Agreement--10.8%
             Joint Repurchase Agreement Account,
$ 65,691     6.3936%, 10/2/95, (cost
                $65,691,000; Note 5)                 65,691,000
------------------------------------------------------------
Total Investments--100.5%
             (cost $486,371,613; Note 4)            608,941,974
             Liabilities in excess of other
                assets--(0.5%)                       (3,292,539)
                                                   ------------
             Net Assets--100%                      $605,649,435
                                                   ------------
                                                   ------------

---------------
  (a) Non-income producing security.
  (b) Private placement restricted as to resale; includes registration rights under which the Fund may demand registration by the issuer.
--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       5 -----

PRUDENTIAL GROWTH OPPORTUNITY FUND, INC.
Statement of Assets and Liabilities
--------------------------------------------------------------------------------

Assets
                             September 30, 1995
Investments, at value (cost
$486,371,613)................................................................
 ....      $608,941,974
Cash.........................................................................
 ................................            58,119
Receivable for investments
sold.........................................................................
 .....         4,948,831
Receivable for Fund shares
sold.........................................................................
 .....         1,098,709
Dividends and interest
receivable...................................................................
 .........           591,480
Other
assets.......................................................................
 ..........................             8,561

                                    ------------
   Total
assets.......................................................................
 .......................       615,647,674

                                    ------------
Liabilities
Payable for Fund shares
reacquired...................................................................
 ........         5,092,181
Payable for investments
purchased....................................................................
 ........         3,904,870
Distribution fee
payable......................................................................
 ...............          355,147>
Management fee
payable......................................................................
 .................           348,807
Accrued
expenses.....................................................................
 ........................           297,234

                                    ------------
   Total
liabilities..................................................................
 .......................         9,998,239

                                    ------------
Net
Assets.......................................................................
 ............................      $605,649,435

                                    ------------

                                    ------------
Net assets were comprised of:
   Common stock, at
par..........................................................................
 ............      $    438,813
   Paid-in capital in excess of
par..........................................................................
     454,127,152

                                    ------------

                                     454,565,965
   Undistributed net investment
income.......................................................................
       1,954,545
   Accumulated net realized gain on
investments..............................................................
  26,558,564
   Net unrealized appreciation on
investments................................................................
   122,570,361

                                    ------------
Net assets, September 30,
1995.........................................................................
 ......      $605,649,435

                                    ------------

                                    ------------
Class A:
   Net asset value and redemption price per share
      ($242,230,640 / 17,083,836 shares of common stock issued and
outstanding)..............................            $14.18
   Maximum sales charge (5.0% of offering
price).............................................................
   .75

                                    ------------
   Maximum offering price to
public..........................................................................
          $14.93

                                    ------------

                                    ------------
Class B:
   Net asset value, offering price and redemption price per share
      ($361,873,443 / 26,683,556 shares of common stock issued and
outstanding)..............................            $13.56

                                    ------------

                                    ------------
Class C:
   Net asset value, offering price and redemption price per share
      ($1,545,352 / 113,948 shares of common stock issued and
outstanding)...................................            $13.56

                                    ------------

                                    ------------

--------------------------------------------------------------------------------
6      See Notes to Financial Statements.

PRUDENTIAL GROWTH OPPORTUNITY
FUND, INC.
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
                                                September 30,
Net Investment Income                               1995
Income
   Dividends (net of foreign withholding
      taxes of $12,641).....................    $   5,667,728
   Interest.................................        2,657,849
                                               ---------------
      Total income..........................        8,325,577
                                               ---------------
Expenses
   Distribution fee--Class A................          436,121
   Distribution fee--Class B................        3,499,288
   Distribution fee--Class C................            7,835
   Management fee...........................        3,676,126
   Transfer agent's fees and expenses.......        1,021,000
   Reports to shareholders..................          366,000
   Custodian's fees and expenses............          180,000
   Registration fees........................          167,000
   Franchise taxes..........................          105,000
   Audit fee................................           46,000
   Legal fees...............................           35,000
   Directors' fees..........................           30,200
   Miscellaneous............................           35,835
                                               ---------------
      Total expenses........................        9,605,405
                                               ---------------
Net investment loss.........................       (1,279,828)
                                               ---------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on investment
   transactions.............................       29,417,664
Net change in unrealized appreciation
   of investments...........................       83,509,332
                                               ---------------
Net gain on investments.....................      112,926,996
                                               ---------------
Net Increase in Net Assets Resulting from
Operations..................................    $ 111,647,168
                                               ---------------
                                               ---------------

PRUDENTIAL GROWTH OPPORTUNITY
FUND, INC.
Statement of Changes in Net Assets
Increase (Decrease)                   Year Ended September 30,
in Net Assets                           1995            1994
Operations
   Net investment loss............  $ (1,279,828)   $ (3,041,729)
   Net realized gain on
      investments.................    29,417,664      44,673,230
   Net change in unrealized
      appreciation (depreciation)
      of investments..............    83,509,332     (38,737,408)
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...   111,647,168       2,894,093
                                    ------------    ------------
Net equalization credits..........     1,510,164          70,234
                                    ------------    ------------
Distributions from net realized
   capital gains (Note 1)
   Class A........................    (6,672,537)     (5,775,787)
   Class B........................   (28,252,159)    (24,227,795)
   Class C........................       (23,735)             --
                                    ------------    ------------
                                     (34,948,431)    (30,003,582)
                                    ------------    ------------
Fund share transactions (net of
   conversion) (Note 6)
   Net proceeds from shares
      sold........................   369,521,600     433,710,426
   Net asset value of shares
      issued in reinvestment of
      distributions...............    33,299,692      28,758,329
   Cost of shares reacquired......  (404,229,931)   (377,490,019)
                                    ------------    ------------
   Net increase (decrease) in net
      assets from Fund share
      transactions................    (1,408,639)     84,978,736
                                    ------------    ------------
Total increase....................    76,800,262      57,939,481
Net Assets
Beginning of year.................   528,849,173     470,909,692
                                    ------------    ------------
End of year.......................  $605,649,435    $528,849,173
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       7 -----

PRUDENTIAL GROWTH OPPORTUNITY FUND, INC.
Notes to Financial Statements
--------------------------------------------------------------------------------
Prudential Growth Opportunity Fund, Inc. (the ``Fund'') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to achieve capital growth, consistent with reasonable risk, by investing in a carefully selected portfolio of common stocks having prospects of a high return on equity, increasing earnings, increasing dividends and price-earnings ratios which are not excessive.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuations : Investments traded on a national securities exchange are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.
Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
All securities are valued as of 4:15 P.M., New York time.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis.
Net investment income (loss), other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.
Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
Equalization: The Fund follows the accounting practice known as equalization, by
which a portion of the proceeds from sales and costs of reacquisitions of Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Fund's shares. Dividends and Distributions: The Fund expects to pay dividends of net investment income, if any, semi-annually and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with AICPA Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. During the year ended September 30, 1995, the Fund reclassified current and prior net operating losses by increasing undistributed net investment income by $1,279,828 and decreasing accumulated net realized gains by $2,378,272 and increasing paid in capital by $1,098,444. Net investment income, net realized gains, and net assets were not affected by this change.
--------------------------------------------------------------------------------
8

PRUDENTIAL GROWTH OPPORTUNITY FUND, INC.
Notes to Financial Statements
--------------------------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly, at an annual rate of .70 of 1% of the Fund's average daily net assets.
The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C Plans''). The distribution fees are accrued daily and payable monthly.
Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1% of the average daily net assets of Class A shares and 1% of the average daily net assets of both the Class B and C shares for the year ended September 30, 1995.
PMFD has advised the Fund that it has received approximately $295,000 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 1995. From these fees, PMFD paid such sales charges to PSI and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Fund that for the year ended September 30, 1995, it received approximately $931,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.
PMFD is a wholly-owned sudsidiary of PMF; PSI, PMF and PIC are indirect wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the year ended September 30, 1995, the Fund incurred fees of approximately $850,500 for the services of PMFS. As of September 30, 1995, approximately $76,000 of such fees were due to PMFS.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 1995 were $309,191,999 and $381,993,783, respectively.
The federal income tax basis of the Fund's investments at September 30, 1995 was $486,611,307 and, accordingly, net unrealized appreciation for federal income tax purposes was $122,330,667 (gross unrealized appreciation--$129,690,928 gross unrealized depreciation--$7,360,261).
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of September 30, 1995, the Fund had a 9.0% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $65,691,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:
Bear, Stearns & Co., Inc., 6.375%, in the principal amount of $225,000,000, repurchase price $225,119,531, due 10/2/95. The value of the collateral including accrued interest was $229,660,959.
BT Securities Corp., 6.10%, in the principal amount of $56,863,000, repurchase price $56,891,905, due 10/2/95. The value of the collateral including accrued interest was $58,082,904.
Goldman Sachs & Co., 6.45%, in the principal amount of $225,000,000, repurchase price $225,120,938, due 10/2/95. The value of the collateral including accrued interest was $229,500,013.
--------------------------------------------------------------------------------
                                                                         9 -----
PRUDENTIAL GROWTH OPPORTUNITY FUND, INC.
Notes to Financial Statements
--------------------------------------------------------------------------------
Smith Barney, Inc., 6.43%, in the principal amount of $225,000,000, repurchase price $225,120,563, due 10/2/95. The value of the collateral including accrued interest was $229,500,366.
------------------------------------------------------------
Note 6. Capital
The Fund issues Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Commencing in February 1995, Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.
There are 750 million shares of common stock, $.01 par value per share, divided into three classes, designated Class A, Class B and Class C common stock, each of which consists of 250 million authorized shares.
Transactions in shares of common stock for the years ended September 30, 1995 and 1994 were as follows:

Class A                                Shares         Amount
-----------------------------------  -----------   -------------
Year ended September 30, 1995:
Shares sold........................   16,264,230   $ 199,059,220
Shares issued in reinvestment of
  distributions....................      614,029       6,502,568
Shares reacquired..................  (16,750,855)   (207,402,318)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................      127,404      (1,840,530)
Shares issued upon conversion from
  Class B..........................    8,645,131      97,904,973
                                     -----------   -------------
Net increase in shares
  outstanding......................    8,772,535   $  96,064,443
                                     -----------   -------------
                                     -----------   -------------
Year ended September 30, 1994:
Shares sold........................    9,370,171   $ 115,130,689
Shares issued in reinvestment of
  distributions....................      467,222       5,644,046
Shares reacquired..................   (8,789,620)   (108,081,971)
                                     -----------   -------------
Net increase in shares
  outstanding......................    1,047,773   $  12,692,764
                                     -----------   -------------
                                     -----------   -------------
Class B                                Shares         Amount
-----------------------------------  -----------   -------------
Year ended September 30, 1995:
Shares sold........................   14,302,262   $ 168,922,003
Shares issued in reinvestment of
  distributions....................    2,601,937      26,773,935
Shares reacquired..................  (16,720,969)   (196,352,189)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................      183,230        (656,251)
Shares reacquired upon conversion
  into Class A.....................   (8,999,868)    (97,904,973)
                                     -----------   -------------
Net decrease in shares
  outstanding......................   (8,816,638)  $ (98,561,224)
                                     -----------   -------------
                                     -----------   -------------
Year ended September 30, 1994:
Shares sold........................   26,537,335   $ 318,270,570
Shares issued in reinvestment of
  distributions....................    1,960,499      23,114,283
Shares reacquired..................  (22,525,818)   (269,363,510)
                                     -----------   -------------
Net increase in shares
  outstanding......................    5,972,016   $  72,021,343
                                     -----------   -------------
                                     -----------   -------------
Class C
-----------------------------------
Year ended September 30, 1995:
Shares sold........................      129,738   $   1,540,377
Shares issued in reinvestment of
  distributions....................        2,254          23,189
Shares reacquired..................      (40,456)       (475,424)
                                     -----------   -------------
Net increase in shares
  outstanding......................       91,536   $   1,088,142
                                     -----------   -------------
                                     -----------   -------------
August 1, 1994(a) through
  September 30, 1994:
Shares sold........................       26,125   $     309,167
Shares reacquired..................       (3,713)        (44,538)
                                     -----------   -------------
Net increase in shares
  outstanding......................       22,412   $     264,629
                                     -----------   -------------
                                     -----------   -------------
---------------
(a) Commencement of offering of Class C shares.

------------------------------------------------------------
Note 7. Dividends and Distributions
On November 20, 1995 the Board of Directors of the Fund declared dividends from net capital gains to Class A, B and C shareholders of $.668 per share, payable on November 29, 1995 to shareholders of record on November 24, 1995.
--------------------------------------------------------------------------------
10

PRUDENTIAL GROWTH OPPORTUNITY FUND, INC.
Financial Highlights
--------------------------------------------------------------------------------

                                                                           Class
A

---------------------------------------------------------
                                                                  Year Ended
September 30,

---------------------------------------------------------
                                                  1995(a)      1994(a)
1993(a)     1992(a)      1991
                                                  --------     --------
-------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $  12.40     $  13.06     $
11.25     $ 10.16     $  7.36
                                                  --------     --------
-------     -------     -------
Income from investment operations
Net investment income.........................         .05           --
 .03         .02         .05
Net realized and unrealized gain on investment
   transactions...............................        2.57          .13
3.14        1.47        2.82
                                                  --------     --------
-------     -------     -------
   Total from investment operations...........        2.62          .13
3.17        1.49        2.87
                                                  --------     --------
-------     -------     -------
Less distributions
Dividends from net investment income..........          --           --
  --          --        (.07)
Distributions from net realized capital
   gains......................................        (.84)        (.79)
(1.36)       (.40)         --
                                                  --------     --------
-------     -------     -------
   Total distributions........................        (.84)        (.79)
(1.36)       (.40)       (.07)
                                                  --------     --------
-------     -------     -------
Net asset value, end of year..................    $  14.18     $  12.40     $
13.06     $ 11.25     $ 10.16
                                                  --------     --------
-------     -------     -------
                                                  --------     --------
-------     -------     -------
TOTAL RETURN(b):..............................       23.29%        1.13%
30.42%      15.39%      39.39%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $242,231     $103,078
$94,842     $44,845     $25,165
Average net assets (000)......................    $174,449     $ 97,877
$69,801     $36,011     $20,650
Ratios to average net assets:
   Expenses, including distribution fees......        1.33%        1.33%
1.17%       1.33%       1.50%
   Expenses, excluding distribution fees......        1.08%        1.09%
 .97%       1.13%       1.30%
   Net investment income......................         .30%         .00%
 .26%        .19%        .59%
Portfolio turnover............................          64%          82%
  68%         99%        111%

---------------
 (a) Calculated based upon weighted average shares outstanding during the period.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.                                      11 -----

PRUDENTIAL GROWTH OPPORTUNITY FUND, INC.
Financial Highlights
--------------------------------------------------------------------------------

Class B                                   Class C

------------------------------------------------------------     -------------

                                        Year
                                                                    Year Ended
September 30,                           Ended

------------------------------------------------------------     September 30,
                                                  1995(a)      1994(a)
1993(a)      1992(a)        1991          1995(a)
                                                  --------     --------
--------     --------     --------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $  11.99     $  12.74     $
11.08     $  10.11     $   7.34        $ 11.99
                                                  --------     --------
--------     --------     --------     -------------
Income from investment operations
Net investment loss...........................        (.06)        (.09)
 (.06)        (.07)        (.02)          (.06)
Net realized and unrealized gain on investment
   transactions...............................        2.47          .13
 3.08         1.44         2.82           2.47
                                                  --------     --------
--------     --------     --------     -------------
   Total from investment operations...........        2.41          .04
 3.02         1.37         2.80           2.41
                                                  --------     --------
--------     --------     --------     -------------
Less distributions
Dividends from net investment income..........          --           --
   --           --         (.03)            --
Distributions from net realized capital
   gains......................................        (.84)        (.79)
(1.36)        (.40)          --           (.84)
                                                  --------     --------
--------     --------     --------     -------------
   Total distributions........................        (.84)        (.79)
(1.36)        (.40)        (.03)          (.84)
                                                  --------     --------
--------     --------     --------     -------------
Net asset value, end of period................    $  13.56     $  11.99     $
12.74     $  11.08     $  10.11        $ 13.56
                                                  --------     --------
--------     --------     --------     -------------
                                                  --------     --------
--------     --------     --------     -------------
TOTAL RETURN(b):..............................       22.37%         .34%
29.40%       14.27%       38.33%         22.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $361,873     $425,502
$376,068     $172,018     $118,660        $ 1,545
Average net assets (000)......................    $349,929     $399,920
$278,659     $154,601     $104,508        $   784
Ratios to average net assets:
   Expenses, including distribution fees......        2.08%        2.09%
 1.97%        2.13%        2.30%          2.08%
   Expenses, excluding distribution fees......        1.08%        1.09%
  .97%        1.13%        1.30%          1.08%
   Net investment loss........................        (.51)%       (.76)%
 (.54)%       (.61)%       (.21)%         (.46)%
Portfolio turnover............................          64%          82%
   68%          99%         111%            64%
                                                  August 1,
                                                   1994(d)
                                                   Through
                                                September 30,
                                                   1994(a)
                                                     -----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $ 11.61
                                                     -----

Income from investment operations
Net investment loss...........................        (.01)
Net realized and unrealized gain on investment
   transactions...............................         .39
                                                     -----

   Total from investment operations...........         .38
                                                     -----

Less distributions
Dividends from net investment income..........          --
Distributions from net realized capital
   gains......................................          --
                                                     -----

   Total distributions........................          --
                                                     -----

Net asset value, end of period................     $ 11.99
                                                     -----
                                                     -----

TOTAL RETURN(b):..............................        3.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $   269
Average net assets (000)......................     $   179
Ratios to average net assets:
   Expenses, including distribution fees......        2.22%(c)
   Expenses, excluding distribution fees......        1.22%(c)
   Net investment loss........................       (.31)%(c)
Portfolio turnover............................          82%

---------------
 (a) Calculated based upon weighted average shares outstanding during the period.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (c) Annualized.
 (d) Commencement of offering of Class C shares.
--------------------------------------------------------------------------------
12     See Notes to Financial Statements.

PRUDENTIAL GROWTH OPPORTUNITY FUND, INC.
Report of Independent Accountants
--------------------------------------------------------------------------------
The Shareholders and Board of Directors of
Prudential Growth Opportunity Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Growth Opportunity Fund, Inc. (the ``Fund'') at September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as ``financial statements'') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
New York, New York
November 20, 1995

PRUDENTIAL GROWTH OPPORTUNITY FUND, INC.
Federal Income Tax Information
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (September 30, 1995) as to the federal tax status of distributions paid by the Fund during such fiscal year. Accordingly, during its fiscal year ended September 30, 1995, the Fund paid distributions from net realized short-term capital gains of $.090 per Class A, Class B and Class C shares, which are fully taxable as ordinary income, and $.745 per Class A, Class B and Class C shares from net realized long-term capital gains, which are taxable as such. Further, we wish to advise you that 78.25% of the ordinary income dividends paid in the fiscal year ended September 30, 1995 qualified for the corporate dividends received deduction available to corporate taxpayers.
In January 1996, you will be advised on Internal Revenue Service Form 1099 DIV or substitute 1099 as to the federal tax status of the dividends received by you in calendar year 1995. The amounts that will be reported on such Form 1099 DIV or substitute will be the amounts to use on your 1995 federal income tax return and probably will differ from the amounts which we must report for the Fund's fiscal year ended September 30, 1995.
--------------------------------------------------------------------------------
                                                                        13 -----

Getting The Most From Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this -- they don't read annual and semi-annual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with Federal regulations.
They are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read, in hopes you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

At A Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "At A Glance" page where we compare the Fund and the comparable average calculated by Lipper Analytical Services, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance -- it generally smoothes out returns and gives you an idea how much the Fund has earned in an average year, for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. And keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager who invests your money for you reports on successful -- and not-so-successful -- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors and any changes that are on the drawing board.

Portfolio Of Investments
This is where the report begins to look technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement Of Assets And Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes) and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you and thus is not a realized loss. The net asset value fluctuates daily along with the value of every security in the portfolio.

Statement Of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here -- both realized and unrealized.

Statement Of Changes In Net Assets
This schedule shows how income and expenses translate into changes in net assets, compared to last year's performance. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it -- through dividends and distributions -- and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes To Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they also outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares, and more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per share basis. It is designed to help you understand how the Fund performed and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information we've presented is fair and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax advisor.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad based securities index, as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund -- the index is a broadly based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors generally cannot invest directly in an index.

Getting The Most From Your Prudential Mutual Fund
When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services.

There's No Reward Without Risk; But Is This Risk Worth It?
Your financial adviser or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge --sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.
A financial adviser or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes.
But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial adviser or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

--Prudential Growth Opportunity Fund, Inc   ...Russell 2000 Index

The Prudential Growth Opportunity Fund, Inc. and the
Russell 2000 Index: Comparing a $10,000 Investment.

Class A
(GRAPH)

Class B
(GRAPH)

Class C
(GRAPH)

Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The charts on the right are designed to give you an idea how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return exclusive of sales charges since the inception of Class A and B shares.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Growth Opportunity Fund, Inc., (Class A, Class B and Class C) with a similar investment in the Russell 2000 Index by portraying the initial account values at the commencement of operations of Class A and Class C shares and for 10 years for Class B shares, and subsequent account values at the end of this most recent reporting period (September 30), as measured on a quarterly basis, beginning in 1990 for Class A shares, in 1985 for Class B shares and in 1994 for Class C shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed
(a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on September 30, 1995; (c) all recurring fees (including management fees) were deducted; and
(d) all dividends and distributions were reinvested. Class B shares automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph. The graph and accompanying tables reflect the past subsidy and/or waiver of expenses or management fees.

The Russell 2000 is a weighted index, representing the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations and represents approximately 10% of their aggregate market value. The Index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities in the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of this fund and other indexes may portray different comparative performance.

Prudential Mutual Funds
One Seaport Plaza
New York, NY  10292
Toll Free  (800) 225-1852
(LOGO)

Directors
Delayne Dedrick Gold
Arthur Hauspurg
Harry A. Jacobs, Jr.
Stephen P. Munn
Richard A. Redeker
Louis A. Weill III

Officers
Richard A. Redeker, President
David W. Drasnin, Vice President
Robert F. Gunia, Vice President
Eugene S. Stark, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Ronald Amblard, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributors
Prudential Mutual Fund Distributors, Inc.
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.